UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2022
Nikola Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38495 (Commission File Number)	82-4151153 (I.R.S. Employer Identification No.)
    4141 E Broadway Road
    Phoenix, AZ    85040
    (Address of principal executive offices)    (Zip Code)

(480) 666-1038
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	NKLA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2022, Nikola Corporation (the “Company”) issued a press release announcing its results of operations for its fiscal quarter ended September 30, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2022, the board of directors of the Company (the "Board") appointed Michael Lohscheller Chief Executive Officer in connection with Mark A. Russell's retirement from that position, in each case effective November 3, 2022, as opposed to the previously-announced effective date of January 1, 2023. Mr. Russell continues to serve as a member of the Board.

Mr. Lohscheller, age 53, has served as a member of the Board and as President of the Company since August 9, 2022, and was President of Nikola Motor division from March 2022 until August 9, 2022. Prior to joining the Company, Mr. Lohscheller served as the Global Chief Executive Officer of VinFast LLC, a private automotive manufacturer, from September 2021 to December 2021. Prior to that, from June 2017 to August 2021, Mr. Lohscheller served as Chief Executive Officer and board member at Group PSA of Opel Automobile GmbH, a German automobile manufacturer, and from September 2012 to June 2017, as Chief Financial Officer of Opel Group, General Motors Europe. Mr. Lohscheller served in various capacities at Volkswagen Group of America, a German automobile company, including as Chief Financial Officer from January 2008 to August 2012, and as Director of Group Marketing from 2004 to 2007. From 2001 to 2004, Mr. Lohscheller served as the Chief Financial Officer of Mitsubishi Motors Europe, a Japanese automotive manufacturer.

The appointment of Mr. Lohscheller as Chief Executive Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Lohscheller and any director or executive officer of the Company, and there are no transactions between Mr. Lohscheller and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Russell will receive severance benefits in accordance with the terms of his executive employment agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Nikola Corporation dated November 3, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKOLA CORPORATION

Date: November 3, 2022	By:	/s/ Kim J. Brady
Kim J. Brady
Chief Financial Officer